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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated November 30, 1995, appearing page 31 of Dresser Industries, Inc.'s Annual Report on Form 10-K for the year ended October 31, 1995. We also consent to the references to us under the heading "Experts" in such Prospectus.

/s/ PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP
Dallas, Texas
March 21, 1996